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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) February 2, 2006
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                      000-22194             36-2815480
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
         Incorporation)                 File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois                       60606
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02:  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

(b) On February 2, 2006, Dr. Promod Haque notified the Board of Directors (the "Board") of SPSS Inc. (the "Company") that he has decided not to stand for reelection at the Company's 2006 Annual Meeting of Stockholders to be held on April 27, 2006. Dr. Haque informed the Board that he has made this decision in order to devote more time to his other business ventures. Dr. Haque is a member of the class of directors whose term expires at the Company's 2006 Annual Meeting of Stockholders. As such, Dr. Haque will continue to serve as a member of the Board until April 27, 2006.

         Dr. Haque has served as a director of SPSS since its merger with Showcase Corporation in February 2001. Dr. Haque has informed SPSS that his decision did not relate to any disagreement with SPSS on matters related to SPSS or its operations, policies or practices.

         "We appreciate Dr. Haque's years of distinguished service and thank him for his dedication and wisdom during his tenure with the Board," said Mr. Jack Noonan, the Company's President and Chief Executive Officer.

         In connection with Dr. Haque's decision and as permitted by the Company's By-laws, the Board has resolved that, effective as of the date of the 2006 Annual Meeting of Stockholders, the total number of Board members will be reduced from nine members to eight members, thereby reducing the class of directors to be elected at the Annual Meeting from three members to two members.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SPSS INC.

                                     By: /s/ Raymond H. Panza
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                                         Raymond H. Panza
                                         Executive Vice President, Corporate
                                         Operations, Chief Financial Officer
Dated:   February 2, 2006                and Secretary





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